FORM 8-K/A

                         AMENDMENT NO. 1 TO FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): August 29, 1995

                               Motorola, Inc.
             (Exact name of registrant as specified in its charter)


                                 Delaware
              (State or other jurisdiction of incorporation)

                   1-7221                        36-1115800
          (Commission File Number)   (I.R.S. Employer Identification No.)

                  1303 East Algonquin Road, Schaumburg, Illinois
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (708) 576-5000

                                Not Applicable
                    (Former name or former address, if changed
                               since last report.)


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MOTOROLA, INC.



Dated:  August 29, 1995                   By:/s/ Garth L. Milne
                                          Garth L. Milne
                                          Senior Vice President and Treasurer